SUPPLEMENT TO THE STATEMENT OF ADDITIONAL INFORMATION FOR
              FIRST INVESTORS SERIES FUND AND
              FIRST INVESTORS SERIES FUND II, INC.
                        Dated January 26, 2001

The following is added to the section entitled "Investment Policies" before the paragraph entitled "Preferred Stock" on page 20.

Other Investment Companies and Exchange-Traded Funds("ETFs"). Each Fund (except the Global fund) may purchase the securities of other investment companies and/or ETFs for a variety of purposes, including to place cash at work while decisions are made concerning investments in individual securities and to maintain exposure to particular industries, sectors or foreign markets.

ETFs may or may not be registered as investment companies depending upon how they are organized. ETFs that are organized as unit investment trusts are registered under the 1940 Act as investment companies. Examples of such ETFs include iShares (formerly called World Equity Benchmark Shares or WEBS) and Standard and Poor's Depository Receipts (SPDRs). ETFs that are organized as grantor trusts, such as Holding Company Depository Receipts (HOLDRs), generally are not required to register as investment companies under the 1940 Act.

Investments in the shares of other investment companies or ETFs carry all of the same risks that are associated with direct investments in the securities that are owned by such companies. ETFs also carry additional risks. ETFs essentially are baskets of stocks that are listed on an exchange and trade like individual stocks. ETFs typically seek to replicate selected indices. The value of an ETF is usually determined by demand for the underlying securities themselves. Although the value of an ETF is related to the ETF's underlying portfolio assets, shares of ETFs (like shares of closed-end investment companies) can trade at a discount to net asset value. In addition, a failure to maintain the exchange listing of an ETFs shares and substantial market or other disturbances could adversely affect the value of such securities.

Investments in the shares of other investment companies or ETFs also expose a Fund to additional expenses. A Fund that invests in an investment company or an ETF will bear a proportionate share of the fees, including investment advisory and administrative fees, that are paid by such investment company or ETF.

Each Fund is prohibited, subject to certain exceptions under the 1940 Act, from purchasing shares of other investment companies, including the shares of ETFs that are registered as an investment companies, if, as a result, (1) more than 10% of the Fund's total assets would be invested in securities of other investment companies, (2) more than 3% of the total outstanding voting shares of any one investment company would be held by the Fund, or (3) more than 5% of the Fund's total assets would be invested in any one investment company.

THIS SUPPLEMENT IS DATED SEPTEMBER 24, 2001.